BANK OF THE SIERRA

SPLIT-DOLLAR AGREEMENT

THIS SPLIT-DOLLAR AGREEMENT (the “Agreement”) is adopted this 8th day of August, 2005, by and between BANK OF THE SIERRA, a state-chartered commercial bank located in Porterville, California (the “Bank”), and JAMES F. GARDUNIO (the “Executive”).

The purpose of this Agreement is to retain and reward the Executive, by dividing the death proceeds of certain life insurance policies which are owned by the Bank on the life of the Executive with the designated beneficiary of the Executive. The Bank will pay the life insurance premiums from its general assets.

Article 1

Definitions

Whenever used in this Agreement, the following terms shall have the meanings specified:

1.1	“Bank’s Interest” means the benefit set forth in Section 2.1.

1.2	“Beneficiary” means each designated person, or the estate of the deceased Executive, entitled to benefits, if any, upon the death of the Executive.

1.3	“Beneficiary Designation Form” means the form established from time to time by the Plan Administrator that the Executive completes, signs and returns to the Plan Administrator to designate one or more Beneficiaries.

1.4	“Board” means the Board of Directors of the Bank as from time to time constituted.

1.5	“Code” means the Internal Revenue Code of 1986, as amended.

1.6	“Executive’s Interest” means the benefit set forth in Section 2.2.

1.7	“Insurer” means the insurance company issuing the Policy on the life of the Executive.

1.8	“Net Death Proceeds” means the total death proceeds of the Policy minus the greater of (i) the cash surrender value or (ii) the aggregate premiums paid by the Bank.

1.9	“Normal Retirement Age” means the Executive attaining age sixty-five (65).

1.10	“Normal Retirement Date” means the later of Normal Retirement Age or Separation from Service.

1.11	“Plan Administrator” means the plan administrator described in Article 12.

1.12	“Policy” or “Policies” means the individual insurance policy or policies adopted by the Bank for purposes of insuring the Executive’s life under this Agreement.

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Split-Dollar Agreement

1.13	“Salary Continuation Agreement” means the Salary Continuation Agreement between the Bank and the Executive executed on even date herewith.

1.14	“Separation from Service” means that the Executive’s service, as an employee and independent contractor, to the Bank and any member of a controlled group as defined in Section 414 of the Code to which the Bank belongs, has terminated for any reason, other than by reason of a leave of absence approved by the Bank or the death of the Executive.

Article 2

Policy Ownership/Interests

2.1	Bank’s Interest. The Bank shall own the Policies and shall have the right to exercise all incidents of ownership and, subject to Article 4, the Bank may terminate a Policy without the consent of the Executive. The Bank shall be the beneficiary of the remaining death proceeds of the Policies after the Executive’s Interest is determined according to Section 2.2 below.

2.2	Executive’s Interest. The Executive, or the Executive’s assignee, shall have the right to designate the Beneficiary of an amount of death proceeds in the amount of Five Hundred Eighty-One Thousand Four Hundred Twenty-Three Dollars ($581,423) upon the death of the Executive: a) prior to Normal Retirement Date while employed by the Bank; or b) after Separation from Service and while receiving, waiting to receive, or having received a benefit under the Salary Continuation Agreement. The Executive shall also have the right to elect and change settlement options with respect to the Executive’s Interest by providing written notice to the Bank and the Insurer. In the event the Executive was not eligible for a benefit under the Salary Continuation Agreement, the Executive, the Executive’s transfer or the Executive’s beneficiary shall have not rights or interests in the Policy and no death benefit shall be paid under this Section 2.2.

Article 3

Comparable Coverage

3.1	Insurance Policies. The Bank may provide a benefit through the Policies purchased at the commencement of this Agreement, or may provide comparable insurance coverage to the Executive through whatever means the Bank deems appropriate. If the Executive waives or forfeits his or her right to a benefit, the Bank shall choose to cancel the Policy or Policies on the Executive, or may continue such coverage and become the direct beneficiary of the entire death proceeds.

3.2	Offer to Purchase. If the Bank discontinues a Policy while the Executive is employed by the Bank at the date of discontinuance or while the Executive has a benefit that has not been forfeited, the Bank shall give the Executive at least thirty (30) days to purchase such Policy. The purchase price shall be the fair market value of the Policy, as determined under Treasury Reg. §1.61-22(g)(2) or any subsequent applicable authority. Such notification shall be in writing.

BANK OF THE SEIRRA

Split-Dollar Agreement

Article 4

Premiums and Imputed Income

4.1	Premium Payment. The Bank shall pay all premiums due on all Policies.

4.2	Economic Benefit. The Bank shall determine the economic benefit attributable to the Executive based on the life insurance premium factor for the Executive’s age multiplied by the aggregate death benefit payable to the Beneficiary. The “life insurance premium factor” is the minimum factor applicable under guidance published pursuant to Treasury Reg. § 1.61-22(d)(3)(ii) or any subsequent authority.

4.3	Imputed Income. The Bank shall impute the economic benefit to the Executive on an annual basis, by adding the economic benefit to the Executive’s W-2, or if applicable, Form 1099.

Article 5

General Limitations

5.1	Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Executive shall forfeit any right to a benefit under this Agreement if the Bank terminates the Executive’s employment for cause. Termination of the Executive’s employment for “Cause” shall mean termination because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of the Agreement. For purposes of this paragraph, no act or failure to act on the Executive’s part shall be considered “willful” unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive’s action or omission was in the best interest of the Bank.

5.2	Removal. Notwithstanding any provision of this Agreement to the contrary, the Executive’s rights in the Agreement shall terminate if the Executive is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act (“FDIA”).

5.3	Suicide or Misstatement. No benefits shall be payable if the Executive commits suicide within two years after the date of this Agreement, or if the insurance company denies coverage (i) for material misstatements of fact made by the Executive on any application for life insurance purchased by the Bank, or (ii) for any other reason; provided, however that the Bank shall evaluate the reason for the denial, and upon advice of legal counsel and in its sole discretion, consider judicially challenging any denial.

BANK OF THE SEIRRA

Split-Dollar Agreement

Article 6

Beneficiaries

6.1	Beneficiary. The Executive shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under the Agreement upon the death of the Executive. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other Agreement of the Bank in which the Executive participates.

6.2	Beneficiary Designation; Change. The Executive shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Bank or its designated agent. The Executive’s beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive or if the Executive names a spouse as Beneficiary and the marriage is subsequently dissolved. The Executive shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Bank’s rules and procedures, as in effect from time to time. Upon the acceptance by the Bank of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Bank shall be entitled to rely on the last Beneficiary Designation Form filed by the Executive and accepted by the Bank prior to the Executive’s death.

6.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Bank or its designated agent.

6.4	No Beneficiary Designation. If the Executive dies without a valid designation of beneficiary, or if all designated Beneficiaries predecease the Executive, then the Executive’s surviving spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, the benefits shall be made payable to the personal representative of the Executive’s estate.

6.5	Facility of Payment. If the Bank determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person’s property, the Bank may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Bank may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Executive and the Executive’s Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

Article 7

Assignment

The Executive may irrevocably assign without consideration all of the Executive’s Interest in this Agreement to any person, entity, or trust. In the event the Executive shall transfer

BANK OF THE SEIRRA

Split-Dollar Agreement

all of the Executive’s Interest, then all of the Executive’s Interest in this Agreement shall be vested in the Executive’s transferee, who shall be substituted as a party hereunder, and the Executive shall have no further interest in this Agreement.

Article 8

Insurer

The Insurer shall be bound only by the terms of its given Policy. The Insurer shall not be bound by or deemed to have notice of the provisions of this Agreement. The Insurer shall have the right to rely on the Bank’s representations with regard to any definitions, interpretations or Policy interests as specified under this Agreement.

Article 9

Claims and Review Procedure

9.1	Claims Procedure. The Executive or Beneficiary (“claimant”) who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

9.1.1	Initiation – Written Claim. The claimant initiates a claim by submitting to the Bank a written claim for the benefits.

9.1.2	Timing of Bank Response. The Bank shall respond to such claimant within 90 days after receiving the claim. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

9.1.3	Notice of Decision. If the Bank denies part or all of the claim, the Bank shall notify the claimant in writing of such denial. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a)	The specific reasons for the denial;

(b)	A reference to the specific provisions of the Agreement on which the denial is based;

(c)	A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;

(d)	An explanation of the Agreement’s review procedures and the time limits applicable to such procedures; and

(e)	A statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

BANK OF THE SEIRRA

Split-Dollar Agreement

9.2	Review Procedure. If the Bank denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Bank of the denial, as follows:

9.2.1	Initiation – Written Request. To initiate the review, the claimant, within 60 days after receiving the Bank’s notice of denial, must file with the Bank a written request for review.

9.2.2	Additional Submissions – Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Bank shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits.

9.2.3	Considerations on Review. In considering the review, the Bank shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

9.2.4	Timing of Bank’s Response. The Bank shall respond in writing to such claimant within 60 days after receiving the request for review. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

9.2.5	Notice of Decision. The Bank shall notify the claimant in writing of its decision on review. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a)	The specific reasons for the denial;

(b)	A reference to the specific provisions of the Agreement on which the denial is based;

(c)	A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits; and

(d)	A statement of the claimant’s right to bring a civil action under ERISA Section 502(a).

BANK OF THE SEIRRA

Split-Dollar Agreement

Article 10

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Bank and the Executive; however, this Agreement will automatically terminate upon the Executive’s Termination for Cause, Early Voluntary Termination (as defined in the Salary Continuation Agreement ) or in the event the Insurer refuses to pay a death benefit according to the terms of the Policy.

Article 11

Administration

11.1	Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or persons as the Board may choose. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with this Agreement.

11.2	Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Bank.

11.3	Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of this Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in this Agreement.

11.4	Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

11.5	Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the Base Salary of the Executive, the date and circumstances of the retirement, Disability, death or Separation from Service of the Executive, and such other pertinent information as the Plan Administrator may reasonably require.

BANK OF THE SEIRRA

Split-Dollar Agreement

Article 12

Miscellaneous

12.1	Binding Effect. This Agreement shall bind the Executive and the Bank, their beneficiaries, survivors, executors, administrators and transferees and any Beneficiary.

12.2	No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an Executive of the Bank, nor does it interfere with the Bank’s right to discharge the Executive. It also does not require the Executive to remain an Executive nor interfere with the Executive’s right to terminate employment at any time.

12.3	Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of California, except to the extent preempted by the laws of the United States of America.

12.4	Reorganization. The Bank shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term “Bank” as used in this Agreement shall be deemed to refer to the successor or survivor company.

12.5	Notice. Any notice or filing required or permitted to be given to the Bank under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Bank of the Sierra

86 N. Main St.

Porterville, California 93257

Attn: Director of Human Resources

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

Any notice or filing required or permitted to be given to the Executive under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Executive.

12.6	Entire Agreement. This Agreement, along with the Executive’s Beneficiary Designation Form, constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive under this Agreement other than those specifically set forth herein.

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Split-Dollar Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date indicated above.

EXECUTIVE:	BANK OF THE SIERRA

/s/ James F. Gardunio	By	/s/ James C. Holly
James F. Gardunio		James C. Holly

	Title:	President & Chief Executive Officer

BANK OF THE SEIRRA

Split-Dollar Agreement

BENEFICIARY DESIGNATION FORM

☐	New Designation

☐	Change in Designation

I, James F. Gardunio, designate the following as Beneficiary under the Agreement:

Primary:
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Contingent:
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Notes:

•	Please PRINT CLEARLY or TYPE the names of the beneficiaries.

•	To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

•	To name your estate as beneficiary, please write “Estate of [your name]”.

•	Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.

I understand that I may change these beneficiary designations by delivering a new written designation to the Administrator, which shall be effective only upon receipt and acknowledgment by the Administrator prior to my death. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name:	James F. Gardunio

Signature:		Date:

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

Spouse Name:

Signature:	Date:

Received by the Plan Administrator this                          day of                                     , 2

By:

Title:

POLICY ENDORSEMENT

Contract Owner: BANK OF THE SIERRA

The undersigned Owner requests that the policy(ies) shown in the attached Schedule Page issued by the Massachusetts Mutual Life Insurance Company (the “Insurer”) provide for the following beneficiary designation:

The Definitions and General Provisions on page 3 are a part of this Policy Endorsement.

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, as Beneficiary, to the extent claimed by said Owner.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of paragraph 1 of this Policy Endorsement shall be paid in one sum in accordance with the written direction of the Owner. Such direction will be provided to the Insurer at the time of claim. The Insurer will be protected in relying solely on the Owner to provide the name(s) of the party(ies) to pay any excess not paid under paragraph 1. If the Owner fails to provide the name(s) of the party(ies) at the time of claim, then any proceeds payable under this paragraph shall be paid in one sum to the Beneficiary.

3. It is hereby provided that (i) any payment made to the Beneficiary or other party under paragraph 2 of this Policy Endorsement shall be a full discharge of the Insurer to the extent thereof; (ii) such discharge shall be binding on all parties claiming any interest under the Policy; and (iii) the Insurer shall have no responsibility with respect to the amounts so claimed.

4. It is agreed by the undersigned that this designation shall be subject in all respects to the contractual terms of the Policy.

The undersigned is signing in a representative capacity for the Owner and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Porterville, California, this 8th day of August, 2005.

OWNER:

BANK OF THE SIERRA

By:		By:
	(Signature: Bank Officer #1)		(Signature Bank Officer #2)
	James C. Holly		Kenneth R. Taylor
	(Printed)		(Printed)
Title:	President & CEO	Title:	Senior Vice President & CFO

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Schedule Page

Policy(ies) Subject to Policy Endorsement

Policy Number	Insured
James F. Gardunio

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DEFINITIONS

Certain words in this endorsement have special meanings. These words are:

•	Proceeds means the amount payable when the Insured dies. If the policy provides for periodic payments after the Insured dies, “proceeds” means the commuted value of the future payments.

•	Insurer means the insurance company that issued this policy.

•	Lawful children or lawful issue of a person means only the lawful children born to or adopted by that person.

GENERAL PROVISIONS

Minors. Any money payable to a minor will be paid to the legal guardian of the minor. Any right given to a minor can be exercised only by the legal guardian of the minor. But, if provided by this designation or by law, payment will be made to, and any right can be exercised by, someone other than the minor’s legal guardian.

Policy Provisions Apply. The provisions of “Payment Options” (“Optional Methods of Settlement”) of the policy apply to this designation.

Proof of Lifetime Options. The Insurer will not make any payments under the lifetime payment options. (Options C, E, or F) until it receives satisfactory proof of age for each person on whose life payments depend. If payments depend on the survival of any person, the Insurer can require satisfactory proof that the person is still living before making further payments.

Withdrawals. If this designation permits withdrawals of less than the entire proceeds held under Option D or Option A, not more than four withdrawals may be made in any one calendar year. But if this designation permits the entire proceeds to be withdrawn then any balance of the proceeds may be withdrawn at any time.

If a Beneficiary has the right to withdraw the commuted value of Option B payments, he or she shall have the right to place that commuted value under any other payment option (Optional Methods of Settlement).

Final Payment. Upon the death of the last person who would have a right to receive option payments, the Insurer will make one sum payment to the estate of that person unless otherwise provided. Under Options A and D, this final payment will be any unpaid balance. Under Option B, it will be the commuted value of any future payments. Under Options C and E, it will be the commuted value of any guaranteed future payments. Because Option F provides no guaranteed payments, there will be no one sum final payment.

Proof of Decisions. The Insurer must decide matters of fact in administering the terms of this endorsement. When making these decisions, the Insurer may require proof satisfactory to it, by affidavit or other written evidence. If the Insurer makes a decision based on this proof it will have no further liability under the policy in connection with the decision.

Trust and Other Agreements. The Insurer is not responsible for carrying out the terms of any trust or any agreement outside of this policy. Its only responsibility is to perform according to the terms of the policy.

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POLICY ENDORSEMENT

Contract Owner: BANK OF THE SIERRA

The undersigned Owner requests that the policy(ies) shown in the attached Schedule Page issued by the West Coast Life Insurance Comapny (the “Insurer”) provide for the following beneficiary designation:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, as Beneficiary, to the extent claimed by said Owner.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of paragraph 1 of this Policy Endorsement shall be paid in one sum in accordance with the written direction of the Owner. Such direction will be provided to the Insurer at the time of claim. The Insurer will be protected in relying solely on the Owner to provide the name(s) of the party(ies) to pay any excess not paid under paragraph 1. If the Owner fails to provide the name(s) of the party(ies) at the time of claim, then any proceeds payable under this paragraph shall be paid in one sum to the Beneficiary.

3. It is hereby provided that (i) any payment made to the Beneficiary or other party under paragraph 2 of this Policy Endorsement shall be a full discharge of the Insurer to the extent thereof; (ii) such discharge shall be binding on all parties claiming any interest under the Policy; and (iii) the Insurer shall have no responsibility with respect to the amounts so claimed.

4. It is agreed by the undersigned that this designation shall be subject in all respects to the contractual terms of the Policy.

The undersigned is signing in a representative capacity for the Owner and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Porterville, California, this 8th day of August, 2005.

OWNER:

BANK OF THE SIERRA

By:		By:
	(Signature: Bank Officer #1)		(Signature Bank Officer #2)
	James C. Holly		Kenneth R. Taylor
	(Printed)		(Printed)
Title:	President & CEO	Title:	Senior Vice President & CFO

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Schedule Page

Policy(ies) Subject to Policy Endorsement

Policy Number	Insured
James F. Gardunio

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